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                                                                  Exhibit 10.39

                      EXTENSION AND MODIFICATION AGREEMENT

         This EXTENSION AND MODIFICATION AGREEMENT (this "Agreement") is dated this 31st day of January, 2001, by and between Hispanic Television Network, Inc., a Delaware corporation (hereinafter called "Borrower") and Goff Moore Strategic Partners, L.P. and GAINSCO, Inc., representing all Lenders as Majority Lenders (hereinafter called "Majority Lenders").

                                   WITNESSETH:

         WHEREAS, Borrower previously entered into that certain Loan Agreement dated as of July 25, 2000 (the "Original Loan Agreement"), with Majority Lenders and certain other lenders named therein (Majority Lenders and such other lenders being hereinafter called the "Original Lenders"), pursuant to which Borrower executed and delivered to the Original Lenders (i) those certain promissory notes (being collectively hereinafter called the "Original Lender Notes") dated as of July 25, 2000, payable to the order of the Original Lenders in the aggregate original principal sum of $8,475,000, with interest and principal payable as therein provided, and (ii) a Deed of Trust, Security Agreement with Assignment of Rents and Fixture Filing (hereinafter called the "Original Deed of Trust") dated as of July 27, 2000, from Borrower to J. Randall Chappel, Trustee, securing the payment of the Original Notes, covering certain real and personal property described therein (hereinafter called the "Mortgaged Property"), recorded under Document No. 0200174427, Real Property Records, Deed of Trust Records of Tarrant County, Texas, reference being here made to the Original Deed of Trust and the record thereof for all purposes;

         WHEREAS, the Original Loan Agreement was amended by that certain First Amendment to Loan Agreement dated effective as of August 14, 2000, pursuant to which certain additional lenders were added to the Original Loan Agreement as lenders thereunder (being collectively hereinafter called the "Additional Lenders") and pursuant to which those certain promissory notes dated as of August 14, 2000 (being collectively hereinafter called the "Additional Lender Notes"; the Original Lender Notes and the Additional Lender Notes are collectively hereinafter called the "Original Notes"), payable to the order of the Additional Lenders in the aggregate original principal sum of $400,000, were issued;

         WHEREAS, in connection with the additional of the Additional Lenders as lenders under the Original Loan Agreement, Borrower and Majority Lenders entered into that certain First Amendment to Deed of Trust dated effective as of August 14, 2000, recorded under Document No. , Real Property Records, Deed of Trust Records of Tarrant County, Texas (the "First Amendment to DOT"; the Original Deed of Trust, as amended by the First Amendment to DOT and as amended hereby being hereinafter collectively called the "Deed of Trust");

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         WHEREAS, Borrower and Majority Lenders are entering into a Fifth
Amendment to Loan Agreement and Amendment to Notes dated as of January 31, 2000 (the "Fifth Amendment"; the Original Loan Agreement, as amended, supplemented or modIfied to the date hereof, including the Fifth Amendment, being herein collectively called the "Loan Agreement"), pursuant to which certain terms of the Original Loan Agreement and the Original Notes are being amended, including the extension of the Original Notes (the Original Notes, as amended by the Fifth Amendment being hereinafter collectively called the "Notes"; the Loan Agreement, the Notes, the Deed of Trust, as amended hereby, and all other documents executed by Borrower and/or any other party or parties evidencing or securing or otherwise in connection with the Loan Agreement and/or the Notes being herein collectively called the "Loan Documents");

         WHEREAS, the Lenders have authorized Majority Lenders, through one or more proxies or a Letter Agreement dated as of January 24, 2001, to enter into, on behalf of all Lenders, the Fifth Amendment and this Agreement;

         WHEREAS, Borrower and Majority Lenders desire to execute this Agreement in order to (i) reflect of record the extension of the Notes, (ii) ratify the addition of the Additional Lenders as Lenders under the Loan Agreement, and (iii) further secure the payment of the Indebtedness (as defined in the Deed of Trust); and

         WHEREAS, each Lender is the owner and holder of the Note payable to its order in the amount as set forth in Schedule I to the Deed of Trust and Borrower is the owner of the legal and equitable title to the Mortgaged Property;

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The maturity of the Notes is hereby extended to a date which shall not exceed January 31, 2002. The liens, security interests and other rights evidenced by the Deeds of Trust and other Loan Documents are hereby renewed and extended to secure payment of the Notes as extended hereby.

         2. The deletion of Schedule I to the Original Deed of Trust in the First Amendment to DOT and the replacement thereof with Exhibit "B" to the First Amendment to DOT (which adds to Schedule I of the Deed of Trust the Additional Lenders as Lenders under the Loan Agreement) is hereby ratIfied and confirmed in all respects.

         3. Borrower hereby represents and warrants that (a) Borrower is the sole legal and beneficial owner of the Mortgaged Property; (b) Borrower is duly organized and legally existing under the General Corporation Law of the State of Delaware; (c) the execution and delivery of, and performance under this Agreement are within Borrower's power and authority without the joinder or consent of any other party and have been

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duly authorized by all requisite action and are not in contravention of law or the powers of Borrower's Certificate of Incorporation or Bylaws; (d) this Agreement constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms; (e) the execution and delivery of this Agreement by Borrower do not contravene, result in a breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract, agreement or undertaking to which Borrower is a party or by which Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Borrower is subject; and (f) to the best of Borrower's knowledge there exists no uncured default under the Notes, the Deed of Trust or any other Loan Document. Borrower agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation attorneys' fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect.

         4. Borrower, upon request from Majority Lenders, agrees to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the loan evidenced by the Notes.

         5. If Borrower shall fail to keep or perform any of the covenants or agreements contained herein or if any statement, representation or warranty contained herein is false, misleading or erroneous in any material respect, Borrower shall be deemed to be in default under the Deed of Trust and Lenders shall be entitled at their option to exercise any and all of the rights and remedies granted pursuant to the Deed of Trust or any other Loan Document or to which Lenders may otherwise be entitled, whether at law or in equity.

         6. Except as provided herein, the terms and provisions of the Deed of Trust shall remain unchanged and shall remain in full force and effect. Any modIfication herein of the Deed of Trust shall in no way affect the security of the Deed of Trust for the payment of the Notes. The Deed of Trust as modIfied and amended hereby is hereby ratIfied and confirmed in all respects. All liens, security interests, mortgages and assignments granted or created by or existing under the Deed of Trust remain unchanged and continue, unabated, in full force and effect, to secure Borrower's obligation to repay the Notes.

         7. Borrower hereby acknowledges that the liens, security interests and assignments created and evidenced by the Deed of Trust are valid and subsisting and further acknowledges and agrees that there are no offsets, claims or defenses to the Notes or the Deed of Trust or any other Loan Documents.

         8. Borrower specifically acknowledges that any future grace or forgiveness of default by Lenders shall not constitute a waiver or diminishment of any right of

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Lenders with respect to any future default of Borrower, whether or not similar to any default with respect to which Lenders have in the past chosen, or may in the future choose, not to exercise all of the rights and remedies granted to them under the Notes, the Deed of Trust and the other Loan Documents.

         9. This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements. No modIfication of this Agreement, the Notes, the Deed of Trust or any other Loan Document, or any waiver of rights under any of the foregoing, shall be effective unless made by supplemental agreement, in writing, executed Borrower and either Majority Lenders or Lenders, as applicable. Majority Lenders and Borrower further agree that this Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.

         10. Any notice or communication required or permitted hereunder shall be given as provided in the Deed of Trust.

         11. Borrower acknowledges that the execution of this Agreement by Majority Lenders is not intended nor shall it be construed as (i) an actual or implied waiver of any default under the Notes, the Deed of Trust or any other Loan Document or (ii) an actual or implied waiver of any condition or obligation imposed upon Borrower pursuant to the Notes, the Deed of Trust or any other Loan Document, except to the extent expressly set forth herein.

         12. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation, recording fees and fees and expenses of legal counsel to Majority Lenders.

         13. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

         14. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.

         15. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.

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         16.      The parties acknowledge and confirm that each of their
respective attorneys have participated jointly in the review and revision of this Agreement and that it has not been written solely by counsel for one party. The parties hereto therefore stipulate and agree that the rule of construction to the effect that any ambiguities are to or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor either party against the other.

         17. This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Texas and the law of the United States applicable to transactions within said State.

         18. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors and assigns.

         19. Borrower and Majority Lenders hereby take notice of and agree to the following:

         A. PURSUANT TO SUBSECTION 26.02(B) OF THE TEXAS BUSINESS AND COMMERCE CODE. A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50.000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY'S AUTHORIZED REPRESENTATIVE.

         B. PURSUANT TO SUBSECTION 26.02(C) OF THE TEXAS BUSINESS AND COMMERCE CODE. THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS. AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

         C. THE NOTES. THE DEED OF TRUST. THE OTHER LOAN DOCUMENTS AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[The remainder of this page is intentionally left blank]
IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

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                          BORROWER:

                          HISPANIC TELEVISION NETWORK, INC.

                          By:        /s/ Franklin Byrd
                              ----------------------------------------
                                   Franklin Byrd
                                   Chief Financial Officer and Secretary


                          By:       /s/ James A. Ryffel
                              --------------------------------------
                                   James A. Ryffel
                                   Chairman of the Board

                          MAJORITY LENDERS:

                          GOFF MOORE STRATEGIC PARTNERS, L.P.

                          By: GMSP Operating Partners, L.P., its general partner

                          By: GMSP, L.L.C.

                          By:
                             --------------------------------------------------
                          J. Randall Chappel, Principal

                          GAINSCO, INC.

                          By:
                             --------------------------------------------------

                          Name:
                          Title:

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THE STATE OF TEXAS       ss.
                         ss.
COUNTY OF                ss.
          ------------

         This instrument was acknowledged before me on January 31, 2001, by Franklin Byrd, as Chief Financial OffIcer and Secretary of Hispanic Television Network, Inc., a Delaware corporation, on behalf of said corporation.


______________________________Notary Public, State of Texas

My commission expires:

(printed name)


THE STATE OF TEXAS       ss.
                         ss.
COUNTY OF                ss.
          ------------

This instrument was acknowledged before me on January 31, 2001, by James A. Ryffel, as Chairman of the Board of Hispanic Television Network, Inc., a Delaware corporation, on behalf of said corporation.


______________________________Notary Public, State of Texas

My commission expires:

(printed name)

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THE STATE OF TEXAS       ss.
                         ss.
COUNTY OF                ss.
     ----------------

This instrument was acknowledged before me on January 31, 2001, by ______________________________, as __________ of GMSP L.L.C., a Texas limited liability company, on behalf of said limited liability company in its capacity as general partner of GMSP Operating Partners, L.P., a Texas limited partnership, on behalf of said limited partnership, in its capacity as general partner of Goff Moore Strategic Partners, L.P., a Texas limited partnership, on behalf of said limited partnership.

______________________________Notary Public, State of Texas

My commlsslon expires:

(printed name)

THE STATE OF TEXAS       ss.
                         ss.
COUNTY OF                ss.
          ------------

This instrument was acknowledged before me on January 31, 2001, by ______________________________, as _______________ of GAINSCO, Inc., a Texas
corporation, on behalf of said corporation.


______________________________Notary Public, State of Texas

My commission expires:

(printed name)